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                                                                    EXHIBIT 4.1


                                                              CUSIP 63080P 10 5

                               [LOGO APPEARS HERE]

                               NARA BANCORP, INC.


                    COMMON STOCK, $0.001 PAR VALUE PER SHARE

                             LOS ANGELES, CALIFORNIA

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)


         This certifies that ___________________________________________ is the owner of ______________________ FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF NARA BANCORP, INC., hereinafter called the "Corporation," transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

         The amount of the Common Stock of the Corporation is set forth on the books of the Corporation and the par value of the shares of Common Stock of the Corporation is as set forth in the Certificate of Incorporation of the Corporation, which Certificate of Incorporation and any and all amendments thereto are on file at the office of the Corporation and are hereby expressly incorporated herein by reference and to all of which the holder by acceptance here, hereby agrees and assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the said Corporation has caused this certificate to be endorsed by the facsimile signatures of its duly authorized officers, and the facsimile of its corporate seal.

Dated:
       -----------------------


------------------------------             --------------------------------
Bon T. Goo                                 Benjamin B. Hong
Secretary                                  President and Chief Executive Officer

                            [Corporate Seal]

                        Countersigned and Registered:
                      U.S. STOCK TRANSFER CORPORATION            Transfer Agent
                                                                 and Registrar


                        By:
                           ----------------------------
                              Authorized Signature







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                               NARA BANCORP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM  -        as tenants in common
                  TEN ENT  -        as tenants in the entireties
                  JT TEN   -        as joint tenants with right of survivorship
                                    and not as tenants in common


          UNIF GIFT MIN ACT ________________ Custodian  ____________
                            (Cust)                     (Minor)
                            under Uniform Gifts to Minors Act

                                     --------------
                                         (State)

          UNIF GIFT MIN ACT ________________ Custodian  ____________
                            (Cust)                     (Minor)
                            under Uniform Gifts to Minors Act

                                     --------------
                                         (State)
    Additional abbreviations may be used thought not in the above list.


FOR VALUE RECEIVED,  _____________________ hereby sell, assign and transfer unto

_______________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY NO. OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation, with all power of substitution in the premises.




DATED:  ______________________

                                        X _____________________________________

                                        X _____________________________________

                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR  WITHOUT  ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:

------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS, AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15.




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